Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Premium Income 20 Barrier ETF™ – April

Innovator Premium Income 30 Barrier ETF™ – April

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 28, 2025

March 31, 2025

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an annualized distribution payment rate (the “Defined Distribution Rate”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the Outcome Period of approximately one year. The current Outcome Period will end on March 31, 2025. Each Fund will commence a new Outcome Period that will begin on April 1, 2025 and end on March 31, 2026. An investment in each Fund over the course of the Outcome Period will be subject to such Fund’s Defined Distribution Rate as set forth in the table below.

Fund	Ticker	Defined Distribution Rate	Investment Objective
Innovator Premium Income 20 Barrier ETF™ – April	APRH	Gross: 7.41% Net: 6.62%*	The Fund seeks to provide investors, over the period from April 1, 2025 to March 31, 2026, with an investment that provides a high level of income through a Defined Distribution Rate of 7.41% (prior to taking into account management fees and other fees) and that is not subject to any losses experienced by the U.S. Equity Index that are at or below a 20% Barrier and is subject to initial losses experienced by the U.S. Equity Index beginning at the 20% Barrier and to the full extent of U.S. Equity Index losses on a one-to-one basis beginning at 21%.
Innovator Premium Income 30 Barrier ETF™ – April	APRJ	Gross: 6.09% Net: 5.30%*	The Fund seeks to provide investors, over the period from April 1, 2025 to March 31, 2026, with an investment that provides a high level of income through a Defined Distribution Rate of 6.09% (prior to taking into account management fees and other fees) and that is not subject to any losses experienced by the U.S. Equity Index that are at or below a 30% Barrier and is subject to initial losses experienced by the U.S. Equity Index beginning at the 30% Barrier and to the full extent of U.S. Equity Index losses on a one-to-one basis beginning at 31%.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new Outcome Period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to new Outcome Period: April 1, 2025 through March 31, 2026.

3.	All references to the Defined Distribution Rate for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Defined Distribution Rate set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference